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                                                                    EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         As independent public accountants, we hereby consent to the incorporation by reference in the Registration Statement on Form S-8 filed with the Securities and Exchange Commission on the date hereof of our report dated February 22, 2000 included in K2 Design, Inc's Form 10-KSB for the year ended December 31, 1999.


                                               /s/ ARTHUR ANDERSEN LLP
                                               -----------------------
                                               ARTHUR ANDERSEN LLP

Roseland, New Jersey
June 29, 2000.


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